                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  PROXIM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  PROXIM, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 22, 1998

To The Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PROXIM, INC., a Delaware corporation (the "Company"), will be held on May 22, 1998, at 10:00 a.m., local time, at the Sunnyvale Hilton Inn, 1250 Lakeside Drive, Sunnyvale, California 94086, for the following purposes:

         1. To elect directors to serve for the ensuing year and until their successors are elected and duly qualified;

         2. To approve an amendment to the Company's 1995 Long-Term Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares;

         3. To approve an amendment to the Company's 1993 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares;

         4. To ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending December 31, 1998; and

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on April 3, 1998 are entitled to receive notice of and to vote at the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

                                           By Order of the Board of Directors


                                           Jeffrey D. Saper
                                           Secretary

Mountain View, California
April 22, 1998


                             YOUR VOTE IS IMPORTANT

         IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE
           REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS
          PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                  PROXIM, INC.

                           295 NORTH BERNARDO AVENUE
                        MOUNTAIN VIEW, CALIFORNIA 94043

                                ----------------
                                PROXY STATEMENT
                                ----------------


         The enclosed Proxy is solicited on behalf of the Board of Directors of Proxim, Inc., a Delaware corporation ("Proxim" or the "Company"), for use at Proxim's Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, May 22, 1998, at 10:00 a.m., local time, or at any adjournment(s) thereof. The purposes of the Annual Meeting are set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Sunnyvale Hilton Inn, 1250 Lakeside Drive, Sunnyvale, California 94086. The telephone number at that location is (408) 738-4888.

         These proxy solicitation materials were mailed on or about April 22, 1998 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE; OUTSTANDING SHARES; PROCEDURAL MATTERS

         Stockholders of record as of the close of business on April 3, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the April 3, 1998 Record Date, 10,278,177 shares of Proxim's Common Stock, $.001 par value (the "Common Stock"), were issued and outstanding. Each share has one vote on all matters. For information regarding holders of more than 5% of the outstanding Common Stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT." The closing sale price of Proxim Common Stock as reported on the Nasdaq National Market on April 3, 1998 was $14.75 per share.

         Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted as the management of the Company may propose. If any matter not described in this Proxy Statement is properly presented for action at the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

         Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions will have the same effect as a vote against a proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

         Proxim will bear the cost of this solicitation, including reimbursement of brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

REVOCABILITY OF PROXIES

         A stockholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Company prior to the Annual Meeting a written notice of revocation or a duly executed proxy bearing a date later than that of the previous proxy.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR ANNUAL MEETING FOR FISCAL YEAR 1998

         Proposals of stockholders which are intended to be presented by such stockholders at the Company's 1999 Annual Meeting must be received by the Company no later than December 18, 1998 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

NOMINEES

         As of the date of the Annual Meeting, the Bylaws of the Company will provide that there shall be five directors and that such directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and duly qualified.

         Names of the five nominees and certain information about each of them are set forth below. There is no family relationship among any directors or executive officers of the Company.


                                                                                                          DIRECTOR
                NAME, PRINCIPAL OCCUPATION AND DIRECTORSHIPS                                   AGE          SINCE
--------------------------------------------------------------------------------------------  -----       --------
David C. King...............................................................................   38           1993
         Mr. King joined Proxim in December 1992 as Vice President of Marketing
and Acting Chief Financial Officer, in July 1993 was appointed President, Chief
Executive Officer and director, and in January 1996 was appointed Chairman of the Board. From December 1990 to November 1992, Mr. King served in various executive capacities at Vitalink Communications Corporation ("Vitalink"), a LAN
internetworking subsidiary of Network Systems Corporation, most recently as Vice
President of Marketing and General Manager of Customer Service. From 1985 to
1990, Mr. King was Senior Manager in the San Francisco office of McKinsey &
Company, Inc., a management consulting firm, where he was a member of the firm's high technology and health care practices. Mr. King holds an A.B. in Economics, as well as M.B.A. and J.D. degrees, all from Harvard University.

Raymond Chin................................................................................   44           1991
         Dr. Chin became a director of the Company in April 1991 and served as
Chairman of the Board from September 1991 until January 1996. Since July 1994,
Dr. Chin has served as Chairman of the Board of GWcom, Inc., and was appointed
Chief Executive Officer in July 1996. From January 1995 to June 1996, Dr. Chin
served as a general partner of Alpine Technology Ventures, a venture capital firm. From May 1990 to January 1995, Dr. Chin served as a general partner of MK
Global Ventures, a venture capital firm. From June 1984 to May 1990, Dr. Chin served in various investment and strategic planning management positions at
Ameritech Development Corporation, a subsidiary of Ameritech Corporation, a regional Bell operating company. Dr. Chin holds B.S., M.S. and Ph.D. degrees in
Electrical Engineering from the University of Illinois, Champaign-Urbana.

Leslie G. Denend............................................................................    57         1996
         Mr. Denend became a director of the Company in March 1996. From
December 1997 to March 1998, Mr. Denend served as President of Networks
Associates, Inc., the corporation resulting from the merger of Network General
Corporation with McAfee Associates, Inc. From June 1993 to December 1997, Mr.
Denend was Chief Executive Officer and President of Network General Corporation.
From February of 1993 to June of 1993 Mr. Denend was Senior Vice President of
Network General Corporation. Mr. Denend currently serves as a director of
Networks Associates, Inc. and Rational Software Corporation.

                                                                                                         DIRECTOR
                NAME, PRINCIPAL OCCUPATION AND DIRECTORSHIPS                                   AGE        SINCE
--------------------------------------------------------------------------------------------  -----      --------
Gregory L. Reyes............................................................................    35         1997
         Mr. Reyes became a director of the Company in December 1997. Since
November 1997, Mr. Reyes has served as President and General Manager of Glenayre
Technologies Inc. Wireless Access Group. From January 1995 until October 1997,
Mr. Reyes served as Chairman, President and Chief Executive Officer of Wireless
Access Inc. From January 1992 until December 1994, Mr. Reyes served as
Divisional Vice President of Data Systems at Norand Corporation. Mr. Reyes holds a B.S. in Business from Saint Mary's College.

Jeffrey D. Saper............................................................................    50         1997
         Mr. Saper became a director of the Company in December 1997. He has been a partner of the law firm Wilson Sonsini Goodrich & Rosati, Professional
Corporation, since 1980. Mr. Saper is also a director of Diamond Multimedia
Systems, Inc.


VOTE REQUIRED

         The five (5) candidates receiving the highest number of "FOR" votes shall be elected to the Company's Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ALL OF THE NOMINEES LISTED ABOVE.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held a total of five (5) meetings during 1997. The Board has an Audit Committee and a Compensation Committee but does not have a nominating committee or any committee performing a similar function.

         The Audit Committee of the Board of Directors, which consisted of Messrs. Denend, Kaufman and Mortenson during 1997, was established in September 1993. The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. There was one (1) meeting of the Audit Committee during 1997. For 1998, the Audit Committee consists of Messrs. Denend, Reyes and Saper.

         The Compensation Committee of the Board of Directors, which consisted of Messrs. Chin, Denend and Mortenson during 1997, was established in September 1993. The Compensation Committee is primarily responsible for making recommendations to the Board of Directors regarding the Company's executive compensation policy and incentive compensation for employees and consultants to the Company. There was one (1) meeting of the Compensation Committee during 1997. For 1998, the Compensation Committee consists of Messrs. Chin, Denend and Reyes.

         During 1997, no incumbent director attended fewer than 80% of the sum of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which that director served. See "Director Compensation" for information on the compensation of nonemployee directors.

DIRECTOR COMPENSATION

         Beginning in 1996 nonemployee directors received $3,000 each quarter as their sole cash compensation from the Company for their service as members of the Board of Directors and any committees thereof. Directors are also reimbursed for all reasonable expenses incurred in connection with attending Board and Committee meetings. Each director who is also an officer of the Company has been granted options to purchase Common Stock under the 1986 Stock Option Plan and under the 1995 Long-Term Incentive Plan. In addition, all nonemployee directors have received options to purchase Common Stock under the Company's 1986 Stock Option Plan for grants prior to January 1994 and under the 1994 Director Option Plan for grants after December 1993.

                                 PROPOSAL NO. 2

                          APPROVAL OF AMENDMENT TO THE
                          1995 LONG-TERM INCENTIVE PLAN

         The Proxim, Inc. 1995 Long-Term Incentive Plan (the "1995 Plan") was adopted by the Board of Directors in April 1995 and approved by the stockholders of the Company in May 1995. A total of 1,750,000 shares of the Company's Common Stock are currently authorized for issuance under the 1995 Plan. The 1995 Plan was intended to supplement and replace the Company's 1986 Stock Option Plan, which expired in March 1996. As of April 3, 1998, 1,554,030 options to purchase shares were outstanding under the 1995 Plan and 185,970 shares remained available for future issuance.

AMENDMENT TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE 1995 PLAN

         On April 15, 1998, the Board of Directors approved an amendment to the 1995 Plan to increase the number of shares reserved for issuance thereunder by 500,000 shares to an aggregate of 2,250,000 shares. The stockholders are being asked to approve this amendment at the Annual Meeting.

         The Board of Directors believes that it is in the best interests of the Company to provide an incentive to eligible employees, consultants and officers whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment the best available talent for the successful conduct of its business. The Board of Directors believes that the shares remaining available for issuance pursuant to the 1995 Plan are insufficient for such purposes. Accordingly, at the Annual Meeting, the stockholders are being requested to consider and approve the amendment of the 1995 Plan to increase the number of shares reserved for issuance thereunder by 500,000 shares.

VOTE REQUIRED

         The approval of this proposal requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting. An abstention will have the same effect as a vote against the proposal, and, pursuant to Delaware law, a broker non-vote will not be treated as a Vote Cast on the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1995 LONG-TERM INCENTIVE PLAN.

SUMMARY OF THE 1995 PLAN

         The essential features of the 1995 Plan are outlined below.

GENERAL

         Purpose. The purpose of the 1995 Plan is to enable the Company to provide an incentive to eligible employees, consultants and officers whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the

Company, and to enable the Company to enlist and retain in its employment the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of stock options, stock purchase rights to buy restricted stock, stock appreciation rights, performance shares, stock unit awards or a combination of the above. The 1995 Plan has replaced the Company's 1986 Stock Option Plan as the principal method of providing incentives to employees with equity in the Company. The 1986 Stock Option Plan (but not outstanding options issued thereunder) terminated by its terms on March 20, 1996.

         Administration. The 1995 Plan is administered by the Company's Board of Directors, the Compensation Committee or any other committee appointed by the Board (the "Administrator"). The 1995 Plan may be administered so as to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Administrator is authorized to grant awards in the form of stock options, restricted stock, performance shares, restricted stock units, and stock unit awards, and the terms and conditions relating thereto. The Administrator has complete authority to construe, interpret and administer the provisions of the 1995 Plan and the provisions of the agreements governing awards granted thereunder. The Administrator has the authority to prescribe, amend and rescind rules and regulations pertaining to the 1995 Plan and to make all other determinations necessary or deemed advisable in the administration of the 1995 Plan. The determinations and interpretations made by the Administrator are final and binding.

         Eligibility. The 1995 Plan provides that stock options and other plan awards may be granted to employees (including officers and directors who are also employees) and consultants of the Company, as selected by the Administrator.


AWARDS UNDER THE 1995 PLAN

         Stock Options. The Administrator may grant awards under the 1995 Plan in the form of options to purchase shares of the Company's Common Stock. The maximum number of shares of Common Stock in respect of which stock options may be granted under the Plan will be 2,250,000 shares. In addition, no participant in the Plan may be granted stock options for more than 200,000 shares of Common Stock in the aggregate during any fiscal year of the Company. With regard to each such option, the Administrator will determine the number of shares subject to the option, the manner and time of the exercise of the option, the exercise price per share of stock subject to the option, and other applicable conditions. The Administrator may grant either "non-qualified stock options" ("NSOs") or "incentive stock options" ("ISOs") pursuant to Section 422 of the Code, or both. In the case of ISOs, the term of each option may not exceed 10 years from the date of grant. In addition, the exercisability of options may be accelerated either automatically upon the occurrence of certain events described in the 1995 Plan or on a discretionary basis by the Administrator at the time the options are granted. See "Extraordinary Events--Change-in-Control Provisions" below.

         The exercise price of ISOs will not be less than the fair market value of the Common stock on the date of grant (and not less than 110% of the fair market value in the case of options granted to an optionee owning 10% or more of the outstanding Common Stock). The exercise price for NSOs intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code shall not be less than 100% of the fair market value of the Common Stock on the date of grant. The fair market value on the date of grant is the closing price as reported on the Nasdaq National Market on the last market trading day prior to the date of grant of the option.

         Under the 1995 Plan, in the event of an optionee's termination of employment or consulting relationship for any reason, an option may thereafter be exercised, to the extent it was exercisable at the date of such termination, for such period of time as is determined by the Administrator, up to a maximum of 12 months in the case of death or permanent disability or six months in the case of termination for any other reason but in no event after the expiration of the original term of the option. The employment or consulting relationship is not considered to be terminated in the event of certain leaves of absence or transfers between the Company, its parent (if any) and its majority-owned subsidiaries.

         The method of payment of consideration with respect to shares issued upon exercise of options granted under the 1995 Plan shall be determined by the Administrator (and, in the case of ISOs, determined at the time of grant) and may be any legal form of consideration permitted by applicable laws. The 1995 Plan specifically enumerates the following as acceptable forms of consideration: cash, check, promissory note, other shares of Common Stock or delivery of irrevocable instructions to a broker to deliver to the Company the appropriate amount of proceeds of the sale or loan of the shares exercised (often referred to as a "cashless exercise").

         The Administrator of the 1995 Plan may at any time offer to buy out, for a payment in cash or shares of Common Stock of the Company, any outstanding option, based on such terms and conditions as the Administrator shall establish and communicate to the optionee at the time that such offer is made.

         Stock Appreciation Rights. The 1995 Plan also permits the granting of nontransferable stock appreciation rights ("SARs"). SARs may be granted in connection with all or any part of an option, either concurrently with the grant of the option or at any time thereafter during the term of the option, or may be granted independently of options.

         An SAR in connection with an option will entitle the optionee to exercise the SAR by surrendering to the Company a portion of the unexercised related option. The optionee will receive in exchange from the Company an amount equal to the excess of the fair market value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related option over the exercise price of the Common Stock covered by the surrendered portion of the related option. When an SAR granted in connection with an option is exercised, the related option, to the extent surrendered, will cease to be exercisable. An SAR granted in connection with an option will be exercisable until, and will expire no later than, the date on which the related option ceases to be exercisable or expires.

         SARs may also be granted independently of options. In such an event, the SAR will entitle the optionee, upon exercise, to receive from the Company an amount equal to the excess of the fair market value of the Common Stock covered by the exercised portion of the SAR as of the date of such exercise over the fair market value of the Common Stock covered by the exercised portion of the SAR as of the last market trading date prior to the date on which the SAR was granted. An SAR granted without a related option will be exercisable, in whole or in part, at such time as the Administrator will specify in the SAR agreement.

         The Company's obligation arising upon the exercise of an SAR may be paid in Common Stock or in cash, or any combination thereof, as the administrator may determine.

         Stock Purchase Rights. The 1995 Plan permits the Company to grant stock purchase rights which allow the offeree the opportunity, during a specified period of time not exceeding 30 days, to purchase Common Stock of the Company on the terms specified by the Administrator. The Administrator notifies the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree will be entitled to purchase, the price to be paid and the time within which the offeree must accept such offer (which will in no event exceed 30 days from the date upon which the Administrator made the determination to grant the purchase right). Offers may be accepted by execution of a restricted stock purchase agreement between the Company and the offeree and payment of the purchase price.

         Unless the Administrator determines otherwise, the restricted stock purchase agreement will grant the Company a repurchase option at the original price paid by the purchaser, exercisable upon the termination of the purchaser's employment or consulting relationship with the Company for any reason. The purchase price for shares repurchased by the Company pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option will lapse at such rate as the Administrator may determine.

         Performance Shares. The 1995 Plan permits the Administrator to grant awards of performance shares to eligible employees. These awards are contingent upon the achievement of certain performance goals established by the Administrator. The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Administrator. The Administrator will also determine at the time of grant the effect (on the performance share award) of the termination of employment of a recipient of performance shares (by reason of death, retirement, disability or otherwise) during the performance period.

         Other Stock Based Awards. In addition, the Administrator shall have authority under the 1995 Plan to grant restricted stock unit awards and other stock unit awards, which can be in the form of Common Stock or units, the value of which is based, in whole or in part, on the value of the Company's Common Stock. Such stock unit awards will be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Administrator may determine. Stock unit awards may relate in whole or in part to certain performance criteria established by the Administrator at the time of grant. The Administrator will also determine at the time of grant the effect of termination of employment (on the stock unit award) of a stock unit award recipient (by reason of death, retirement, disability or otherwise) during any applicable vesting period.

         Written Agreements. All awards under the 1995 Plan shall be evidenced by a written agreement between the Company and the employee or consultant to whom such award is granted.

         Nontransferability of Rights. Unless determined otherwise by the Administrator, options, SARs, stock purchase rights, performance shares and stock unit awards or other stock based awards granted pursuant to the 1995 Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant.

EXTRAORDINARY EVENTS

         Adjustment Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, in the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares which have been reserved for issuance under the 1995 Plan (including shares subject to outstanding options or rights) and the price per share covered by each outstanding option, SAR, purchase right, performance share and stock unit award. In the event of any proposed dissolution or liquidation of the Company, all outstanding options and rights will terminate immediately prior to the consummation of such proposed action. However, the Administrator may, in its discretion, make provisions for accelerating the exercisability of any option or right under the 1995 Plan in such event.

         Change in Control Provisions. The 1995 Plan provides that at the time any option or right is granted under the 1995 Plan the Administrator may, in its discretion, provide that in the event of a "Change-in-Control" of the Company (as defined below) (i) all or any portion of such option or right will become immediately vested and fully exercisable or (ii) all or any portion of such option or right will be cashed out at the "Change-in-Control Price" (as defined below) reduced by the exercise price, if any, applicable to such option or right.

         A "Change-in-Control" means the occurrence of (i) the acquisition by an unaffiliated third party of securities representing 40% or more of the combined voting power of the Company with an intent to acquire control of the Company, or
(ii) the Company's merger or consolidation with any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto continuing to hold at least 60% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iii) stockholder approval of an agreement for the sale or disposition of all or substantially all of the Company's assets, or (iv) a change in the composition of the Board of Directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are incumbent directors.

         The "Change-in-Control Price" shall be determined by the Administrator and shall be (i) the highest closing sale price of a share of Common Stock (as quoted on any established exchange or a national market system) any time within the 60-day period immediately preceding the date of determination of the Change-in-Control Price, (ii) the highest price paid or offered per share of Common Stock in any bona fide action or bona fide offer related to the Change-in-Control of the Company at any time within such 60-day period, or (iii) such lower price as the Administrator, in its discretion, determines to be a reasonable estimate of the fair market value of a share of Common Stock.

         Merger or Sale of Assets. Subject to the 1995 Plan's Change-in-Control Provisions discussed above, in the event of a sale of substantially all of the assets of the Company or the merger of the Company with or into another corporation which also constitutes a Change-in-Control, the 1995 Plan provides that (i) each outstanding option and right shall be assumed or substituted by such successor corporation or a parent or subsidiary of such successor corporation and (ii) twelve months of unvested shares, if any, subject to such option or right shall vest and become fully exercisable upon the Change-in-Control. In the event that the successor corporation does not agree to such assumption or substitution, the 1995 Plan provides that any unvested shares subject to the option or right shall vest as of the Change-in-Control and the participant shall have the right to exercise such option or right as to all of the shares subject thereto for a period of time determined by the Administrator, after which such options and rights shall terminate.

         Amendment and Termination. The Board may amend, alter, suspend or discontinue the 1995 Plan at any time, but any such amendment, alteration, suspension or discontinuation shall not adversely affect any outstanding option or right under the 1995 Plan without the written consent of the holder thereof. To the extent necessary and desirable to comply with applicable laws, the Company shall obtain stockholder approval of any amendment to the 1995 Plan in such a manner and to such a degree as is required. The 1995 Plan continues until terminated by the Board; however, no ISOs may be granted after March 2, 2005.

         Subject to applicable laws and the specific terms of the 1995 Plan, the Administrator may accelerate any option or right or waive any condition or restriction pertaining to such option or right at any time. The Administrator may also substitute new options or rights for outstanding options or rights, including outstanding options or rights having higher prices, and may reduce the exercise price of any option or right.

UNITED STATES TAX INFORMATION

         Under current U.S. federal law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the 1995 Plan.

         Stock Options. An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the incentive stock option and one year after exercising the incentive stock option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

         All other options which do not qualify as incentive stock options are referred to as non-qualified stock options. An optionee will not recognize any taxable income at the time he or she is granted a non-qualified stock option. However, upon its exercise, the optionee generally will recognize taxable income measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company may be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a non-qualified stock option.

         Stock Appreciation Rights. No income will be recognized by a recipient in connection with the grant of an SAR. When the SAR is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any Common Stock received on the exercise. In the case of a recipient who is also an employee, any income recognized upon exercise of an SAR will constitute wages for which withholding will be required. The Company will be entitled to a tax deduction in the same amount. If the optionee receives Common Stock upon the exercise of an SAR, any gain or loss on the sale of such stock will be treated in the same manner as discussed above with respect to non-qualified stock options.

         Performance Shares. Generally, no income will be recognized by a recipient in connection with the grant of a stock award of unvested stock, unless the participant makes an election to be taxed at the time of the award. Otherwise, at the time the stock award vests, the recipient generally will recognize compensation income in an amount equal to the difference between the fair market value of the stock at the time of vesting and the amount paid for the stock, if any. Generally, the recipient will be subject to tax consequences similar to those discussed with respect to non-qualified stock options. In the case of a recipient who is also an employee, any amount treated as compensation will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to a stock award.

         Restricted Stock. A participant who has been granted an award of restricted stock will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at the time of the grant, unless the participant makes an election to be taxed at the time of the award. When the restrictions lapse, the participant will recognize taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding tax deduction. Upon resale of such shares, any difference between the taxable amount recognized and the sale price will be treated as long-term or short-term capital gain, depending on the holding period.

         Stock Units. Generally, no income will be recognized by a recipient in connection with the grant of a stock award of unvested stock, unless the participant makes an election to be taxed at the time of the award. Otherwise, at the time the stock award vests, the recipient generally will recognize compensation income in an amount equal to the difference between the fair market value of the stock at the time of vesting and the amount paid for the stock, if any. Generally, the recipient will be subject to tax consequences similar to those discussed with respect to non-qualified stock options. In the case of a recipient who is also an employee, any amount treated as compensation will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to a stock award.

         THE FOREGOING BRIEF SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY IN CONNECTION WITH THE 1995 PLAN DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH PARTICIPANTS MAY RESIDE.

CERTAIN GRANT LIMITS

         The Omnibus Budget Reconciliation Act of 1993 ("OBRA") added Section 162(m) to the Code. Under Section 162(m), the allowable deduction for compensation paid or accrued with respect to the chief executive officer and each of the four most highly compensated employees of a publicly-held corporation is limited to no more than $1,000,000 per year for fiscal years beginning on or after January 1, 1994. For purposes of Section 162(m), any compensation expense attributable to stock options is subject to this limitation unless, among other things, the plan under which the options are granted includes a limit on the number of shares with respect to which options may be granted to any one employee in a specified period.

         In order to qualify compensation resulting from options granted under the Company's 1995 Plan as "performance-based" and thereby to exclude such compensation from the $1,000,000 limit on deductibility, the 1995 Plan limits the number of options that may be granted to employees in a fiscal year. The 1995 Plan provides that no employee may be granted, in any fiscal year of the Company, options to acquire in the aggregate more than 200,000 shares of Common Stock. The foregoing limitation adjusts proportionately in connection with any change in capitalization. The purpose of this provision is solely to preserve the Company's ability to deduct compensation expense related to stock options.

                                 PROPOSAL NO. 3

                          APPROVAL OF AMENDMENT TO THE
                        1993 EMPLOYEE STOCK PURCHASE PLAN


         The 1993 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in September 1993 and approved by the stockholders in November 1993. A total of 600,000 shares of the Company's Common Stock are currently reserved for issuance under the Purchase Plan. As of April 3, 1998, 250,987 shares remained available for issuance under the Purchase Plan.

AMENDMENT TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PURCHASE PLAN

         On April 15, 1998, the Board of Directors approved an amendment to the Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares to an aggregate of 800,000 shares. The stockholders are being asked to approve this amendment at the Annual Meeting.

         The Board of Directors believes that in order to provide additional incentives to participants in the Purchase Plan, it is necessary to continue its policy of providing for the sale of Common Stock to such employees at a discount from the market price through voluntary payroll deductions. The Board of Directors further believes that without increasing the number of shares reserved for issuance the remaining shares in the Purchase Plan are insufficient for such purpose. Accordingly, at the Annual Meeting, the stockholders are being requested to consider and approve the amendment of the Purchase Plan to increase the number of shares reserved for issuance thereunder by 200,000 shares.

VOTE REQUIRED

         Approval of this proposal requires the affirmative vote of the holders of a majority of the Votes Cast on the proposal at the Annual Meeting. An abstention will have the same effect as a vote against the proposal, and, pursuant to Delaware law, a broker non-vote will not be treated as a Vote Cast on the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1993 EMPLOYEE STOCK PURCHASE PLAN.

PURCHASE PLAN ACTIVITY

         To date (without taking into account the proposed amendment to the Purchase Plan), the Company has issued and sold an aggregate of 349,013 shares of Common Stock pursuant to the Purchase Plan and 250,987 shares of Common Stock are available for future issuance under the Purchase Plan. Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable.

         The following table sets forth certain information regarding shares purchased under the Purchase Plan during 1997 by the Chief Executive Officer and the four other most highly compensated executive officers whose salary plus bonus exceeded $100,000 in the last fiscal year (collectively, the "Named Executive Officers"), all current executive officers as a group and all non-executive officer employees as a group:


                                                                                                     Number of
                                                                                                      Shares
Name of Individual or Identity of Group or Position                            Dollar Value(1)       Purchased
---------------------------------------------------                            ---------------       ---------
David C. King ........................................................             84,790              4,555
Brian Button .........................................................             55,680              2,979
Keith E. Glover ......................................................             59,801              3,212
Juan Grau ............................................................             64,152              3,446
Thomas J. Carey ......................................................             30,146              1,578
All executive officers as a group (5 persons) ........................            294,569             15,770
All other employees (excluding executive officers) as a group ........          1,570,500             83,939

----------------------------
(1) Represents the market value of the shares on the date of purchase. The purchase price paid by each participant in the Purchase Plan is at least 15% below the market value.

SUMMARY OF THE PURCHASE PLAN

         The purpose of the Purchase Plan is to provide a convenient and practical means for employees of the Company and its subsidiaries to purchase the Company's Common Stock and a method by which the Company may assist and encourage its employees to become stockholders. The Purchase Plan is intended to be a permanent program but the Board of Directors may terminate the Purchase Plan at any time.

         The Purchase Plan is intended to qualify under Sections 421 and 423 of the Code. Each twenty-four-month offering period will consist of four purchase periods of approximately six months duration. The Purchase Plan was implemented with an eight-month purchase period which commenced on December 15, 1993. Subsequent purchase periods each have a six-month duration commencing on the first trading day on or after February 15 and August 15 of each year.

         The Purchase Plan is administered by the Compensation Committee. The Board may change the duration of the purchase periods or the length or date of commencement of an offering period.

         All individuals employed by the Company or its subsidiaries on the commencement of an offering period are eligible to participate if they are customarily employed by the Company for at least twenty hours per week and at least five months per year, provided, however, that individuals holding 5% or more of the Company's Common Stock (directly or upon the exercise of options) are not eligible to participate. The Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions not exceeding 10% of an employee's compensation, at a price equal to 85% of the lower of the closing sale price for the Common Stock reported on the Nasdaq National Market at (i) the beginning of the offering period or (ii) at the end of each purchase period. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive offering period until such time as the employee withdraws from the Purchase Plan or the employee's employment with the Company terminates. At the beginning of each offering period, each participant is automatically granted options to purchase shares of the Company's Common Stock. The option expires at the end of the purchase period or upon termination of employment, whichever is earlier, but is exercised at the end of each purchase period to the extent of the payroll deductions accumulated during such purchase period. The maximum number of shares a participant may purchase during each purchase period is determined by dividing $25,000 by the fair market value of a share of Common Stock on the first date of the offering period.

         To the extent the fair market value of the Common Stock on any exercise date in an offering period is lower than the fair market value of the Common Stock on the first day of the offering period, then all participants in such offering period will be automatically withdrawn from such offering period immediately after the exercise of their options on such exercise date and automatically re-enrolled in the immediately following offering period as of the first day thereof.

         In the event of a stock dividend, stock split or other change in capitalization affecting the Company's Common Stock, or in the event of any merger, sale or reorganization, appropriate adjustments will be made in the Purchase Plan's share reserve, the shares subject to purchase under each participant's purchase opportunity and the purchase price per share of Common Stock. In the event of a transfer of control of the Company pursuant to a sale of stock, a merger or a sale of assets, the Board of Directors may provide that the current offering shall be shortened and a new exercise date set or arrange with the successor corporation for such corporation to assume the Company's rights and obligations under the Purchase Plan. All purchase opportunities shall terminate as of the date of the transfer of control to the extent that the purchase opportunity is neither exercised nor assumed by the successor corporation.

         The Board of Directors may amend or terminate the Purchase Plan at any time, except that such termination cannot affect shares of Common Stock or purchase opportunities previously granted under the Purchase Plan, nor can any amendment be made without approval of the stockholders of the Company within twelve months of the date of the adoption of the amendment if the amendment would authorize the sale of more shares than are authorized under the Purchase Plan or would change the designation of the corporations whose employees may participate under the Purchase Plan.


UNITED STATES TAX INFORMATION

         The Purchase Plan, and the right of participants to make purchase thereunder, are intended to qualify under the provisions of Sections 421 and 423 of the Code, under which no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon the sale or other disposition of shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period described above.

         THE FOREGOING SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY IN CONNECTION WITH THE PURCHASE PLAN DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH PARTICIPANTS MAY RESIDE.

                                 PROPOSAL NO. 4

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed Price Waterhouse LLP, independent accountants, to audit Proxim's financial statements for the fiscal year ending December 31, 1998. Such nomination is being presented to the stockholders for ratification at the meeting. The affirmative vote of the holders of a majority of the Votes Cast on this proposal at the Annual Meeting is required to ratify the Board's selection. If the stockholders reject the nomination, the Board will reconsider its selection.

         Price Waterhouse LLP has audited Proxim's financial statements since the fiscal period ended October 31, 1985. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will have the opportunity to respond to questions and to make a statement if they desire.

VOTE REQUIRED

         The approval of this proposal requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting. An abstention will have the same effect as a vote against the proposal, and, pursuant to Delaware law, a broker non-vote will not be treated as a Vote Cast on the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of April 3, 1998, information relating to the beneficial ownership of the Company's Common Stock by each person known by the Company, based upon Schedule 13G's filed with the Securities and Exchange Commission, to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, by each director and nominee for director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group.



                                                                            BENEFICIAL OWNERSHIP(1)
                                                                          ---------------------------
                          NAME AND ADDRESS                                  NUMBER           PERCENT
-----------------------------------------------------------------         ---------         ---------
Kopp Investment Advisors, Inc.(2)  .............................          1,702,850             16.6%

         6600 France Avenue South
         Suite 672
         Edina, MN  55435

National Westminister Bank, PLC ................................            550,440              5.4%
         41 Lothbury
         London, EC2P 2BP
         England

Wellington Management Company LLP ..............................            515,000              5.0%
         75 State Street
         Boston, MA  02109

Hartford Investment Management Company .........................            515,000              5.0%
         200 Hopmeadow Street
         Simsbury, CT  06070

David C. King(3) ...............................................            310,448              3.0%

Raymond Chin(4) ................................................             67,811              *

Leslie G. Denend(5) ............................................             19,167              *

Michael Kaufman(6) .............................................             39,353              *

G. Russell Mortenson(7) ........................................             18,333              *

Gregory Reyes ..................................................                  0              *

Jeffrey D. Saper ...............................................                  0              *

Brian Button(8) ................................................            109,396              1.0%

Keith E. Glover(9) .............................................             94,649              *

Juan Grau(10) ..................................................             60,479              *

Thomas J. Carey(11) ............................................             48,358              *

All directors and executive officers as a group (11 persons)(12)            767,994              7.5%

------------------------------

*     Less than 1%.
(1) Beneficial ownership is determined in accordance with the Rules and Regulations of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Options to purchase shares of Common Stock currently exercisable or exercisable within 60 days of April 3, 1998 are deemed outstanding for computing the percentage of the person holding such option but are not outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) Includes 1,647,850 shares with shared dispositive power and 55,000 shares with sole dispositive power.
(3) Includes 164,607 shares issuable upon the exercise of stock options exercisable within 60 days after April 3, 1998. Mr. King holds stock options to purchase an aggregate of 98,358 shares under the Company's 1986 Stock Option Plan and 290,000 shares under the Company's 1995 Long- Term Incentive Plan.
(4) Includes 11,770 shares issuable upon the exercise of stock options exercisable within 60 days after April 3, 1998. Dr. Chin holds stock options to purchase an aggregate of 17,500 shares under the Company's 1994 Director Option Plan.
(5) Includes 19,167 shares issuable upon the exercise of stock options exercisable within 60 days after April 3, 1998. Mr. Denend holds stock options to purchase an aggregate of 24,167 shares under the Company's 1994 Director Option Plan.
(6) Includes 6,353 shares issuable upon the exercise of stock options exercisable within 60 days after April 3, 1998. Mr. Kaufman holds stock options to purchase an aggregate of 12,083 shares under the Company's 1994 Director Option Plan.

(7) Includes 18,333 shares issuable upon the exercise of stock options exercisable within 60 days after April 3, 1998. Mr. Mortenson holds stock options to purchase an aggregate of 23,750 shares under the Company's 1994 Director Option Plan.
(8) Includes 14,217 shares issuable upon the exercise of stock options exercisable within 60 days after April 3, 1998. Mr. Button holds stock options to purchase an aggregate of 32,500 shares under the Company's 1986 Stock Option Plan and 80,000 shares under the Company's 1995 Long- Term Incentive Plan.
(9) Includes 57,447 shares issuable upon the exercise of stock options exercisable within 60 days after April 3, 1998. Mr. Glover holds stock options to purchase an aggregate of 63,334 shares under the Company's 1986 Stock Option Plan and 90,000 shares under the Company's 1995 Long- Term Incentive Plan.
(10) Includes 35,833 shares issuable upon the exercise of stock options exercisable within 60 days after April 3, 1998. Mr. Grau holds stock options to purchase an aggregate of 16,250 shares under the Company's 1986 Stock Option Plan and 130,000 shares under the Company's 1995 Long-Term Incentive Plan.
(11) Includes 42,678 shares issuable upon the exercise of stock options exercisable within 60 days after April 3, 1998. Mr. Carey holds stock options to purchase an aggregate of 37,750 shares under the Company's 1986 Stock Option Plan and 100,000 shares under the Company's 1995 Long- Term Incentive Plan.
(12) Includes 370,405 shares issuable upon the exercise of stock options held by all directors and executive officers exercisable within 60 days after April 3, 1998.


                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table shows, as to the Named Executive Officers, information concerning compensation paid for services to the Company in all capacities during the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997.


                                                                                  ANNUAL COMPENSATION
                                                                           ---------------------------------
                                                                                                                LONG-TERM
                                                                                                       OTHER    COMPENSATION
                                                                                                       ANNUAL   STOCK OPTIONS
                                                                 YEAR      SALARY      BONUS (2)   COMPENSATION  GRANTED (#)
                                                                 ----      ------      ---------   ------------  -----------
David C. King .............................................      1997      209,529           --           --      200,000
     Chairman, President and Chief Executive Officer(1) ...      1996      192,164       38,500           --       17,500
                                                                 1995      175,395       35,000           --      122,500

Brian T. Button ...........................................      1997      124,865       43,875           --       70,000
     Vice President of Sales and Marketing (3) ............      1996      119,707       24,000           --       17,500
                                                                 1995      104,999       21,000           --       10,000

Keith E. Glover ...........................................      1997      149,596           --           --       80,000
     Vice President of Finance and Administration and Chief      1996      134,800       27,000           --       22,500
     Financial Officer ....................................      1995      124,519       25,000           --           --

Juan Grau .................................................      1997      159,711           --           --      100,000
Vice President of Engineering .............................      1996      144,805       29,000           --       10,000
                                                                 1995      134,423       27,000           --       30,000

Thomas J. Carey ...........................................      1997      139,058           --           --       60,000
     Vice President of Operations .........................      1996      104,808       20,000           --       42,750
                                                                 1995       46,040       35,000           --       40,000

-------------------------------
(1) Mr. King was appointed Chairman on January 17, 1996, and President and Chief Executive Officer on July 26, 1993.
(2) Bonuses related to operating achievements and financial performance during 1995, 1996 and 1997 were paid in January 1996, January 1997 and January 1998, respectively.
(3) Mr. Button was named Vice President of Sales on September 1, 1996, and Vice President of Marketing on June 26, 1994. Mr. Button's bonus in 1997 represents sales commissions paid during 1997.

STOCK OPTION GRANTS AND EXERCISES

                  The following table sets forth the stock options granted to the Named Executive Officers under the Company's stock option plans and the options exercised by such Named Executive Officers during the fiscal year ended December 31, 1997.


                           Stock Option Grants in 1997



                                        INDIVIDUAL GRANTS
                      ----------------------------------------------------
                                                                                      POTENTIAL REALIZABLE
                                                                                       VALUE ASSUMED ANNUAL
                                       PERCENT OF                                      RATES OF STOCK PRICE
                                       GRANTED TO     EXERCISE OR                        APPRECIATION FOR
                      OPTION/SARS     EMPLOYEES IN    BASE PRICE   EXPIRATION            OPTION TERM(2)~
         NAME         GRANTED(#)(1)    FISCAL YEAR     ($/SHARE)     DATE           5%($)             10%($)
--------------------  -------------    -----------     ---------     ----          ---------        ---------
David C. King ......     200,000          12.3%      $    10.375    11/3/07        1,304,956        3,307,015

Brian Button .......      70,000           4.3%           10.375    11/3/07          456,735        1,157,455

Keith E. Glover ....      80,000           4.9%           10.375    11/3/07          521,983        1,322,806

Juan Grau ..........     100,000           6.2%           10.375    11/3/07          652,478        1,653,508

Thomas J. Carey ....      60,000           3.7%           10.375    11/3/07          391,487          992,105


(1) The Company did not grant SARs in fiscal 1997. 510,000 options to purchase shares of the Company's Common Stock in this table were granted under the Company's 1995 Long-Term Incentive Plan, and have exercise prices equal to the fair market value on the respective dates of grant.

(2) Potential realizable value is based on an assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten (10)-year option term. Potential realizable value is shown net of exercise price. These numbers are calculated based on the regulations promulgated by the SEC and do not reflect the Company's estimate of future stock price growth.

               Option Exercises in 1997 and Year-End Option Values


                                                              NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                                                                   OPTIONS AT               IN-THE-MONEY OPTIONS AT
                          SHARES                                 1997 YEAR-END(2)               1997 YEAR-END(2)
                         ACQUIRED                         ----------------------------    ------------------------------
                            ON          VALUE
     NAME                EXERCISE(#)  REALIZED(1)($)      EXERCISABLE    UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
     ----                -----------  --------------      -----------    -------------    -----------      -------------
David C. King .           80,000        1,310,000          208,867          227,657        1,511,446          226,537
Brian Button ..           40,000          295,625           19,112           93,388           41,138          108,909
Keith E. Glover           10,000           96,250           51,718          101,616          376,175          127,075
Juan Grau .....            9,167          149,795           31,666          114,584          156,968          145,835
Thomas J. Carey               --               --           33,913          103,837           64,470          103,390

---------------------

(1) Value realized represents the difference between the exercise price of the options and the value of the underlying securities on the date of exercise.

(2) Represents the difference between the exercise price of the options and the closing price of the Company's Common Stock on December 31, 1997 of $11.31 per share.

                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Board of Directors (the "Committee") for 1997 was comprised of Messrs. Chin, Denend and Mortenson. The Committee is responsible for determining the Company's executive compensation policies and incentive compensation for employees and consultants to the Company. The Committee also evaluates the performance of the Company's executive officers against the Company's overall objectives.

         The Company's policy is that executive compensation should meet two objectives: (1) to ensure that the compensation and incentives provided to the executive officers are closely aligned with the Company's financial performance and stockholder value and (2) to attract and retain, through a competitive compensation structure, those key executives critical to the long-term success of the Company.

         To ensure the first objective is met, remuneration is tied to the Company's stock price performance by granting stock options to key executive officers. The Committee believes that the grant of an equity interest serves to link management interests with stockholder interests and to motivate executive officers to make long-term decisions that are in the best interests of the Company and the stockholders. The Committee considers stock option grants to executive officers based on various factors, including (i) each officer's responsibilities, (ii) any changes in such responsibilities, (iii) past option grants and each officer's current equity interest in the Company and (iv) performance. In consideration for his performance during 1997, the Committee granted the Chief Executive Officer options to purchase an aggregate of 200,000 shares of the Company's Common Stock in November of 1997. In addition to stock options, executives are eligible to participate in the Purchase Plan pursuant to which stock may be purchased at 85% of the fair market value at the beginning and end of each offering period (with the amount of deduction equal to up to a maximum of 10% of salary).

         The second objective of the overall executive compensation policy is addressed by a salary and bonus policy which is based on consideration of the salaries and total compensation of executive officers in similar positions with comparable companies in the industry, the qualifications and experience of each executive officer, the Company's financial performance during the past year and each officer's performance against objectives related to their areas of responsibility. The Committee periodically reviews individual base salaries of executive officers, and adjusts salaries based on individual job performance and changes in the officer's duties and responsibilities. In making salary decisions, the Committee exercises its discretion and judgment based on these factors. No specific formula is applied to determine the weight of each factor. Based upon the forgoing, the Chief Executive Officer's salary was established at $209,529 for 1997.

         The Committee believes that another key element of executive compensation should be the variable portion provided by annual cash incentive plans. The bonus award portion of the executive officers' compensation is dependent primarily on the Company's financial performance and achievement of specified corporate objectives as determined by the Board. The Company's executive officer annual bonus plan is designed such that if the Company performs above its stated objectives, bonus awards may be above the award target. If the Company performs below its stated objectives, bonus awards may be significantly reduced, and may be eliminated altogether if performance is below defined thresholds. The corporate performance measures currently used for annual executive bonus awards are actual total revenue and income from operations compared with the target total revenue and income from operations approved each year by the Board of Directors. A substantially smaller portion of each executive's annual bonus is based on performance against individual objectives.

         The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, and proposed regulations thereunder (the "Section"). The Section limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. Under this legislation, the Company may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1,000,000 or meets certain other conditions (such as stockholder approval). The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to achieve the Company's objectives. Consequently, the Committee recognizes that the loss of a tax deduction could be necessary in certain circumstances.

                              Respectfully Submitted by the 1997 Compensation Committee of the Board of Directors:
                              Raymond Chin
                              Leslie G. Denend
                              G. Russell Mortenson


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

PERFORMANCE GRAPH

         Set forth below is a line graph comparing the percentage change in the cumulative total return to the stockholders of the Company's Common Stock with the cumulative return of the Nasdaq U.S. Index and the NationsBanc Montgomery Securities 500 Growth Index for the period commencing December 15, 1993 (the date the Company's Common Stock first traded on the Nasdaq National Market) and ending on December 31, 1997. The total stockholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the Nasdaq U.S. Index and NationsBanc Montgomery Securities 500 Growth Index. Historical stock price is not necessarily indicative of future stock performance.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file certain reports of ownership with the Securities and Exchange Commission (the "SEC") and with the National Association of Securities Dealers, Inc. Such officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. To the best of the Company's knowledge, all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with. In making this statement, the Company has relied solely on written representations of its directors and executive officers and any ten- percent stockholders, and copies of the reports they filed with the SEC.

                                  OTHER MATTERS

         Proxim knows of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend. For business to be properly brought before the Annual Meeting by a stockholder, the Company's bylaws provide that a stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must have been delivered to or mailed and received at the principal executive offices of the Company not less than one hundred twenty
(120) calendar days in advance of the date specified in the Company's proxy statement released to the stockholders in connection with the previous year's Annual Meeting of Stockholders.

Dated:  April 22, 1998


                                          By Order of the Board of Directors



                                          Jeffrey D. Saper
                                          Secretary

                                   APPENDIX 1

                                  PROXIM, INC.

                         1995 LONG-TERM INCENTIVE PLAN



         The following constitutes the provisions of the 1995 Long-Term Incentive Plan of Proxim, Inc., as amended, effective upon the approval of the stockholders of the Company on May 22, 1998.

         1. Purpose of the Plan. The purpose of the Proxim, Inc. 1995 Long-Term Incentive Plan is to enable Proxim, Inc. to provide an incentive to eligible employees, consultants and officers whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options, (b) stock purchase rights to buy restricted stock, (c) stock appreciation rights, (d) performance shares and (e) stock unit awards.

         2. Definitions. As used herein, the following definitions shall apply:

                 (a) "Administrator" means the Board or such of its Committees as shall be administering the Plan, in accordance with Section 5 of the Plan.

                 (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

                 (c)      "Board" means the Board of Directors of the Company.

                 (d) "Code" means the Internal Revenue Code of 1986, as amended.

                 (e) "Committee" means a Committee appointed by the Board in accordance with Section 5 of the Plan.

                 (f)      "Common Stock" means the Common Stock of the Company.

                 (g)      "Company" means Proxim, Inc., a Delaware corporation.

                 (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services.

                 (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent, Subsidiary, or, where applicable, any affiliated companies, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, any successor, or, where applicable, any affiliated companies. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the ninety-first day following such leave any

Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

                 (j)      "Director" means a member of the Board.

                 (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                 (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent, Subsidiary or where applicable, entities affiliated with the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                 (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i)    If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                          (ii)    If the Common Stock is quoted on the NASDAQ
System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                         (iii)    In the absence of an established market for
the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                 (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                 (p) "Nonstatutory Stock Option" means any Option that is not an Incentive Stock Option.

                 (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, SAR, Performance Share or Stock Unit Award grant. The Notice of Grant is part of the corresponding agreement.

                 (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                 (s) "Option" means a stock option granted pursuant to the Plan.

                 (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                 (u) "Optioned Stock" means the Common Stock subject to an Option or Right.

                 (v) "Optionee" means an Employee or Consultant who holds an outstanding Option or Right.

                 (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                 (x) "Payment Value" means the dollar amount assigned to a Performance Share which shall be equal to the Fair Market Value of the Common Stock on the day of the Administrator's determination under Section 9 with respect to the applicable Performance Cycle.

                 (y) "Performance Cycle" or "Cycle" means the period of years selected by the Administrator during which the performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

                 (z) "Performance Goals" means the objectives established by the Administrator for a Performance Cycle, for the purpose of determining the extent to which Performance Shares that have been contingently awarded for such Cycle are earned.

                 (aa) "Performance Share" means an award granted pursuant to Section 9 of the Plan expressed as a share of Common Stock.

                 (bb)     "Plan" means this 1995 Long-Term Incentive Plan.

                 (cc) "Restricted Stock" means shares of Common Stock subject to a Restricted Stock Purchase Agreement acquired pursuant to a grant of Stock Purchase Rights under Section 8 below.

                 (dd) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                 (ee) "Right" means and includes SARs, Performance Shares, Stock Unit Awards and Stock Purchase Rights granted pursuant to the Plan.

                 (ff) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor rule thereto, as in effect when discretion is being exercised with respect to the Plan.

                 (gg) "SAR" means a stock appreciation right granted pursuant to Section 7 of the Plan.

                 (hh) "SAR Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual SAR grant. The SAR Agreement is subject to the terms and conditions of the Plan.

                 (ii) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                 (jj) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 8 of the Plan, as evidenced by a Notice of Grant.

                 (kk) "Stock Unit Award" means an award of Common Stock or units granted under Section 10.

                 (ll) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.      Eligibility and Code Section 162(m) Limitation.

                 (a) Eligibility. Nonstatutory Stock Options and Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Right may be granted additional Options or Rights.

                 (b) Code Section 162(m) Limitation. The following limitation shall apply to grants of Options, Stock Purchase Rights and Stock Unit Awards to Employees:

                           (i)    No Employee shall be granted, in any fiscal
year of the Company, Options, Stock Purchase Rights and Stock Unit Awards to purchase more than 200,000 Shares.

                          (ii)    The foregoing limitation shall be adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 12.

                         (iii)    If an Option, Stock Purchase Right or Stock
Unit Award is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the canceled Option, Stock Purchase Right or Stock Unit Award will be counted against the limit set forth in Section 3(b)(i). For this purpose, if the exercise price of an Option, Stock Purchase Right or Stock Unit Award is reduced, the transaction will be treated as a cancellation of the Option, Stock Purchase Right or Stock Unit Award and the grant of a new Option, Stock Purchase Right or Stock Unit Award.

         4. Stock Subject to the Plan. The total number of Shares reserved and available for distribution under the Plan is two million two hundred fifty thousand (2,250,000) Shares. Subject to Section 12 of the Plan, if any Shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option or Right granted hereunder is forfeited or any such award otherwise terminates prior to the issuance of Common Stock to the participant, the shares that were subject to such Option or Right shall again be available for distribution in connection with future Option or right grants under the Plan; provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         5.      Administration.

                 (a)      Composition of Administrator.

                           (i)    Multiple Administrative Bodies.  The Plan may
be administered by different committees with respect to different groups of Directors, Officers, and Employees.

                          (ii)    Section 162(m). To the extent that the
Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                         (iii)    Rule 16b-3.  To the extent desirable to
qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                          (iv)    Other Administration.  Other than as provided
above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                 (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i)    to determine the Fair Market Value of the
Common Stock, in accordance with Section 2(n) of the Plan;

                          (ii)    to select the Consultants and Employees to
whom Options and Rights may be granted hereunder;

                         (iii)    to determine whether and to what extent
Options and Rights or any combination thereof, are granted hereunder;

                          (iv)    to determine the number of shares of Common
Stock to be covered by each Option and Right granted hereunder;

                           (v)    to approve forms of agreement for use under
the Plan;

                          (vi)    to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                         (vii)    to construe and interpret the terms of the
Plan;

                        (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

                          (ix)    to determine whether and under what
circumstances an Option or Right may be settled in cash instead of Common Stock or Common Stock instead of cash;

                          (x)    to reduce the exercise price of any Option or
Right;

                          (xi)    to modify or amend each Option or Right
(subject to Section 14 of the Plan);

                         (xii)    to authorize any person to execute on behalf
of the Company any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

                        (xiii) to institute a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price;

                         (xiv)    to allow Optionees to satisfy withholding tax
obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                          (xv)    to determine the terms and restrictions
applicable to Options and Rights and any Restricted Stock; and

                         (xvi)    to make all other determinations deemed
necessary or advisable for administering the Plan.

                 (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Rights.

         6. Duration of the Plan. The Plan shall remain in effect until terminated by the Board under the terms of the Plan, provided that in no event may Incentive Stock Options be granted under the Plan later than 10 years from the date the Plan was adopted by the Board.

         7.      Options and SARs.

                 (a) Options. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a Notice of Grant which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may at any time authorize the Company, with the consent of the respective recipients, to issue new Options or Rights in exchange for the surrender and cancellation of outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

                           (i)    Exercise Price; Number of Shares.  The per
Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator; provided, however, that in the case of an Incentive Stock Option, the price shall be no less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted, subject to any additional conditions set out in Section 7(a)(iv) below. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                          The Notice of Grant shall specify the number of
Shares to which it pertains.

                          (ii)    Waiting Period and Exercise Dates.  At the
time an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant. (Any such period is referred to herein as the "waiting period.") At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the waiting period, if any, nor, in the case of an Incentive Stock Option, later than ten (10) years, from the date of grant.

                         (iii)    Form of Payment.  The consideration to be
paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may, to the extent permitted by the Delaware General Corporation Law, consist entirely of:

                                  (1)      cash;

                                  (2)      check;

                                  (3)      promissory note;

                                  (4)      other Shares which (1) in the case
of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (2) have a Fair Market Value on the date of surrender not greater than the aggregate exercise price of the Shares as to which said Option shall be exercised;

                                  (5)      delivery of a properly executed
exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                                  (6)      any combination of the foregoing
methods of payment; or

                                  (7)      such other consideration and method
of payment for the issuance of Shares to the extent permitted by Applicable
Laws.

                          (iv)    Special Incentive Stock Option Provisions.
In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

                                  (a)      Dollar Limitation.  To the extent
that the aggregate Fair Market Value of (a) the Shares with respect to which Options designated as Incentive Stock Options plus (b) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (a) Options shall be taken into account in the order in which they were granted, and (b) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

                                  (b)      10% Stockholder.  If any Optionee to
whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, then the following special provisions shall be applicable to the Option granted to such individual:

                                        (a)     The per Share Option price of
Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

                                        (b)     The Option shall not have a
term in excess of five (5) years from the date of grant.

Except as modified by the preceding provisions of this subsection 7(a)(iv) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

                           (v)    Other Provisions.  Each Option granted under
the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

                          (vi)    Buyout Provisions.  The Administrator may at
any time offer to buyout for a payment in cash, promissory note or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

                 (b)      SARs.

                           (i)    In Connection with Options.  At the sole
discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

                                  (1)      The SAR shall entitle the Optionee
to exercise the SAR by surrendering to the Company unexercised the corresponding portion of the related Option. The Optionee shall receive in Exchange from the Company an amount equal to the excess of (1) the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related Option over (2) the exercise price of the Common Stock covered by the surrendered portion of the related Option. Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related Option.

                                  (2)      When an SAR is exercised, the
related Option, to the extent surrendered, shall cease to be exercisable.

                                  (3)      An SAR shall be exercisable only
when and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

                                  (4)      An SAR may only be exercised at a
time when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

                          (ii)    Independent of Options.  At the sole
discretion of the Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with
Options:

                                  (1)      The SAR shall entitle the Optionee,
by exercising the SAR, to receive from the Company an amount equal to the excess of (1) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (2) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR.

                                  (2)      SARs shall be exercisable, in whole
or in part, at such times as the Administrator shall specify in the Optionee's SAR agreement.

                         (iii)    Form of Payment.  The Company's obligation
arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, to the extent permitted by Delaware corporation law and as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

                 (c)      Method of Exercise.

                           (i)    Procedure for Exercise; Rights as a
Stockholder. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

                          An Option may not be exercised for a fraction of a
Share.

                          An Option or SAR shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under subsection 7(a)(iii) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                          Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

                          (ii)    Termination of Employment or Consulting
Relationship. In the event an Optionee's Continuous Status as an Employee or Consultant terminates other than upon the Optionee's death or Disability (but not in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the date three (3) months and one day following such change of status) or from Consultant to Employee), the Optionee may exercise his or her Option or SAR, but only within such period of time as is determined by the Administrator, not to exceed six (6) months (three (3) months in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                         (iii)    Disability of Optionee.  In the event an
Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option or SAR, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                          (iv)    Death of Optionee.  In the event of an
Optionee's death, the Optionee's estate or a person who acquired the right to exercise the deceased Optionee's Option or SAR by bequest or inheritance may exercise the Option or SAR, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

         8.      Stock Purchase Rights.

                 (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid (provided that such price is not less than the minimum price permitted by the Delaware General Corporation Law), and the time within which the offeree must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                 (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

                 (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

                 (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

         9.      Performance Shares.

                 (a) The Administrator shall have sole and complete authority to determine the Employees who shall receive Performance Shares, the number of such shares for each Performance Cycle, the Performance Goals on which each Award shall be contingent, the duration of each Performance Cycle, and the value of each Performance Share. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other.

                 (b) The Administrator shall establish Performance Goals for each Cycle on the basis of such criteria and to accomplish such objectives as the Administrator may from time to time select. During any Cycle, the Administrator may adjust the Performance Goals for such Cycle as it deems equitable in recognition of unusual or nonrecurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Administrator may determine.

                 (c) As soon as practicable after the end of a Performance Cycle, the Administrator shall determine the number of Performance Shares that have been earned on the basis of performance in relation to the established Performance Goals. Payment Values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's designated Beneficiary, as soon as practicable after the expiration of the Performance Cycle and the Administrator's determination above. The Administrator shall determine whether Payment Values are to be distributed in the form of cash or shares of Common Stock.

                 (d) In the sole and complete discretion of the Administrator, an Award granted under this Section 9 may provide the Participant with dividends or dividend equivalents (payable on a current or deferred basis) and cash payments in lieu of or in addition to an Award.

         10.     Stock Unit Awards.

                 (a) The Administrator shall have sole and complete authority to grant Stock Unit Awards hereunder that can be in the form of Common Stock or units (including restricted stock units), the value of which is based, in whole or in part, on the value of Common Stock. Subject to the provisions of the Plan, Stock Unit Awards shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") as the Administrator may determine in its sole and complete discretion at the time of grant. The rules need not be identical for each Stock Unit Award.

                 (b) A Stock Unit Award may be granted subject to the following rules:

                           (i)    Unless determined otherwise by the
Administrator, any shares of Common Stock that are part of a Stock Unit Award may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Administrator at the time of grant of the Stock Unit Award.

                          (ii)    Stock Unit Awards may provide for the payment
of cash consideration by the person to whom such Award is granted or provide that the Award, and any Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration, provided that for any Common Stock to be purchased in connection with a Stock Unit Award the purchase price shall be at least 50% of the Fair Market Value of such Common Stock on the date such award is granted.

                         (iii)    Stock Unit Awards may relate in whole or in
part to certain performance criteria established by the Administrator at the time of grant.

                          (iv)    Stock Unit Awards may provide for deferred
payment schedules and/or vesting over a specific period of employment.

                           (v)    In such circumstances as the Administrator
may deem advisable, the Administrator may waive or otherwise remove, in whole or in part, any restriction or limitation to which a Stock Unit Award was made subject at the time of grant.

                 (c) In the sole and complete discretion of the Administrator, an Award pursuant to this Section 10 may provide the Participant with dividends or dividend equivalents (payable on a current or deferred basis) and cash payments in lieu of or in addition to an Award.

         11. Non-Transferability of Options and Rights. Unless determined otherwise by the Administrator, Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

         12. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

                 (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

                 (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Right would not otherwise be exercisable.

                 (c) Merger or Asset Sale. Subject to the provisions of paragraph (d) hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, (i) each outstanding Option and Right shall be assumed or an equivalent Option or Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation and (ii) twelve months of unvested shares, if any, subject to such Option or Right shall vest and become fully exercisable upon the Change in Control. In the event that the successor corporation does not agree to assume the Option or Right or to substitute an equivalent option or right, the Optionee shall have the right to exercise the Option or Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Right becomes exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Optionee shall be notified that the Option or Right shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the Option or Right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

                 (d) Change in Control. At the time any Option or Right is granted, the Administrator may, in its sole discretion, provide that in the event of a "Change in Control" of the Company, as defined in paragraph (e) below, then the following acceleration and valuation provisions shall apply:

                           (i)    Such Option or Right outstanding on the date
such Change in Control is determined to have occurred that is not yet exercisable and vested on such date shall become fully exercisable and vested; or

                          (ii)    Such Option or Right, to the extent it is
exercisable and vested (including any Option or Right that shall become exercisable and vested pursuant to subparagraph (i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price, (reduced by the exercise price, if any, applicable to such Options or Rights). These cash proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option or Right by bequest or inheritance.

                 (e) Definition of "Change in Control". For purposes of this Section 12, a "Change in Control" means the happening of any of the following:

                           (i)    When any "person," as such term is used in
Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) files or becomes obligated to file a Schedule 13D under the Exchange Act or any amendment thereto (the "Filing") reporting that such person (or group of affiliated persons) is or has become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the total voting power represented by the Company's then outstanding voting securities, and such person (or group) indicates in connection with such Filing any plans or proposals to effect any of the transactions or events enumerated in Item 4 of Schedule 13D; or

                          (ii)    A merger or consolidation of the Company with
any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

                         (iii)    A change in the composition of the Board of
Directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the stockholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

                 (f)      Change in Control Price.  For purposes of this
Section 12, "Change in Control Price" shall be, as determined by the Administrator, (i) the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Administrator (the "60-Day Period"), or (ii) the highest price paid or offered per Share, as determined by the Administrator, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or (iii) such lower price as the Administrator, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

         13. Date of Grant. The date of grant of an Option or Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         14.     Amendment and Termination of the Plan.

                 (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                 (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent such approval is determined by the Board to be necessary and desirable to comply with Applicable Laws.

                 (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         15.     Conditions Upon Issuance of Shares.

                 (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares shall comply with all relevant provisions of Applicable Laws.

                 (b) Investment Representations. As a condition to the exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         16. Liability of Company. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

                                   APPENDIX 2

                                  PROXIM, INC.

                       1993 EMPLOYEE STOCK PURCHASE PLAN


         The following constitutes the provisions of the 1993 Employee Stock Purchase Plan of Proxim, Inc., as amended, effective upon the approval of the stockholders of the Company on May 22, 1998.

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.      Definitions.

                 (a) "Board" shall mean the Board of Directors of the Company.

                 (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (c) "Common Stock" shall mean the Common Stock of the Company.

                 (d) "Company" shall mean Proxim, Inc., a Delaware corporation.

                 (e) "Compensation" shall mean all base straight time gross earnings, overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation but shall not include income recognized in connection with stock options.

                 (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                 (g) "Employee" shall mean any individual who is an Employee of the Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

                 (h) "Enrollment Date" shall mean the first day of each Offering Period.

                 (i) "Exercise Date" shall mean the last day of each Purchase Period.

                 (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                          (1)     If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                          (2)     If the Common Stock is quoted on the NASDAQ
system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                          (3)     In the absence of an established market for
the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                          (4)     For purposes of the Enrollment Date under the
first Offering Period under the Plan, the Fair Market Value of the Common Stock shall be the Price to Public as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

                 (k) "Offering Period" shall mean the period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after February 15 and August 15 of each year and terminating on the last Trading Day in the periods ending twenty-four months later, except that the first Offering Period shall be an extended Offering Period of approximately twenty-six months, commencing with the date on which the Company's registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission and ending on the last Trading Day in the period ending February 15, 1996. The second Offering Period under the Plan shall commence with the first Trading Day on or after August 15, 1994. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

                 (l)      "Plan" shall mean this 1993 Employee Stock Purchase
Plan.

                 (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                 (n) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date; provided, however, that the first Purchase Period of the first Offering Period under the Plan shall commence with the date on which the Company's registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission and end on the last Trading Day occurring in the period ending August 15, 1994.

                 (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                 (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                 (q) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

         3.      Eligibility.

                 (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

                 (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 15 and August 15 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof; provided, however, that the first Offering Period under the Plan shall be an extended Offering Period of approximately twenty-six months, commencing with the first Trading Day on or after the date on which the Company's registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission and ending on the last Trading Day in the period ending February 15, 1996. The second Offering Period under the Plan shall commence with the first Trading Day on or after August 15, 1994. The Board shall have the power to change the duration of Offering Periods (including the commencement and termination dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         5.      Participation.

                 (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

                 (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 11 hereof.

         6.      Payroll Deductions.

                 (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period.

                 (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

                 (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease (down to 0%) the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                 (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 11 hereof.

                 (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of Shares determined by dividing $25,000 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to
Section 10 hereof, and shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

         10. Restriction on Transfer of Shares. Shares of Common Stock purchased upon exercise of a participant's option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of dissent or distribution for a period of six (6) months from the Exercise Date. This restriction on transfer shall be earlier terminated in the event of a participant's permanent disability or death, or upon the involuntary transfer of the shares due to divorce, judicial declaration of insolvency or bankruptcy or other form of involuntary transfer.

         11.     Withdrawal; Termination of Employment.

                 (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                 (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated.

         12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         13.     Stock.

                 (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be eight hundred thousand (800,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                 (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                 (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         14.     Administration.

                 (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

                          (1)     Members of the Board who are eligible to
participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

                          (2)     If a Committee is established to administer
the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

                 (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 14, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

         15.     Designation of Beneficiary.

                 (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                 (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         16. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 11 hereof.

         17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         18. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

                 (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                 (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

                 (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 11 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

         20.     Amendment or Termination.

                 (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in
Section 19 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                 (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten
(10) years unless sooner terminated under Section 20 hereof.

         24. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         25. Automatic Transfer to Low Price Offering Period. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                   EXHIBIT A

                                  PROXIM, INC.

                       1993 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



_____ Original Application                         Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.       ________________________________________ hereby elects to participate in the Proxim, Inc. 1993 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Proxim, Inc. 1993 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only):
         ____________________________________________________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF MY SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or
         (2) 15% of the fair
         market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print)_________________________________________________________
                     (First)                  (Middle)                  (Last)


__________________________               _____________________________________
Relationship

                                         _____________________________________
                                         (Address)




Employee's Social
Security Number:
                                         _____________________________________



Employee's Address:
                                         _____________________________________

                                         _____________________________________

                                         _____________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:____________________               _____________________________________
                                         Signature of Employee


                                         _____________________________________
                                         Spouse's Signature (If beneficiary
                                         other than spouse)

                                   EXHIBIT B

                                  PROXIM, INC.

                       1993 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



         The undersigned participant in the Offering Period of the Proxim, Inc. 1993 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.



                                         Name and Address of Participant:


                                         _____________________________________


                                         Signature:


                                         _____________________________________


                                         Date:________________________________

                                  DETACH HERE


                                     PROXY


                                  PROXIM, INC.


              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 22, 1998


        The undersigned stockholder of Proxim, Inc. (the "Company"), hereby appoints David C. King and Keith E. Glover and each of them, with power of substitution to each, true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all the shares of Common Stock of the Company held of record by the undersigned on April 3, 1998, at the 1998 Annual Meeting of Stockholders of the Company to be held on Friday, May 22, 1998 at 10:00 a.m., local time, at the Sunnyvale Hilton Inn, 1250 Lakeside Drive, Sunnyvale, California 94086, and any adjournments or postponements thereof.



SEE REVERSE                                                          SEE REVERSE
    SIDE           CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE

                                                            DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposals 1, 2, 3 and 4. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy
Statement dated April 22, 1998.

Please mark, sign and date this proxy and return it promptly whether you plan to attend the meeting or not. If you do attend, you may vote in person if you desire.
                                                                                                          FOR   AGAINST   ABSTAIN
1. ELECTION OF DIRECTORS:                                        2. To approve an amendment to the        [ ]      [ ]      [ ]
   Nominees: David C. King, Raymond Chin, Leslie G. Denend,         Company's 1995 Long-Term Incentive
             Gregory L. Reyes, Jeffrey D. Saper                     Plan to increase the number of shares
                    FOR         WITHHELD                            of Common Stock reserved for issuance
                    [ ]           [ ]                               thereunder by 500,000 shares.

[ ] ________________________________________    MARK HERE  [ ]   3. To approve an amendment to the         FOR   AGAINST   ABSTAIN
     For all nominees except as noted above    FOR ADDRESS          Company's 1993 employee Stock          [ ]      [ ]      [ ]
                                                CHANGE AND          Purchase Plan to increase the number
                                                NOTE BELOW          of shares of Common Stock reserved for
                                                                    issuance thereunder by 200,000 shares.

                                                                 4. To ratify the appointment of Price      FOR   AGAINST   ABSTAIN
                                                                    Waterhouse LLP as independent           [ ]      [ ]      [ ]
                                                                    accountants of the Company for the
                                                                    fiscal year ending December 31, 1998.

                                                                 5. In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the
                                                                    meeting, or any adjournments or postponements thereof.

                                                                 PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD
                                                                 EACH SIGN. TRUSTEE AND OTHERS ACTING IN A REPRESENTATIVE CAPACITY
                                                                 SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN AND GIVE THEIR FULL
                                                                 TITLE. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN
                                                                 AUTHORIZED OFFICER. IF A PARTNERSHIP PLEASE SIGN IN PARTNERSHIP
                                                                 NAME BY AN AUTHORIZED PERSON.

Signature: _________________________________ Date: _______________ Signature: ________________________________ Date: ______________
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